UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material Pursuant to §240.14a-12
FirstMerit Corporation
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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***Exercise Your Right to Vote***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on April 15, 2015.

FIRSTMERIT CORPORATION
Meeting Information
Meeting Type: Annual Meeting
For holders as of: February 20, 2015
Date:  April 15, 2015 Time:  10:00 AM EDT
Location:  FirstMerit Corporation
7th Floor
106 South Main Street
Akron, Ohio 44308
Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/FMER2015

FIRSTMERIT CORPORATION 3 CASCADE PLAZA AKRON, OH 44308-1103 ATTN: CARLTON E. LANGER
You are receiving this communication because you hold shares in the company named above.
This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).
We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT		2014 ANNUAL REPORT TO SHAREHOLDERS		PROXY CARD
How to View Online:
Have the information that is printed in the box marked by the arrow		à	XXXX XXXX XXXX XXXX	(located on the
following page) and visit: www.proxyvote.com, or scan the QR Barcode below.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow
à	XXXX XXXX XXXX XXXX	(located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor.
Please make the request as instructed above on or before April 1, 2015 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods

Vote In Person:  Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet:
Before The Meeting:
Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in
the box marked by the arrow		à	XXXX XXXX XXXX XXXX	(located on the following page) available and
follow the instructions.
During The Meeting:
Go to www.virtualshareholdermeeting.com/FMER2015. Have the information that is printed in the box marked by the
arrow	à	XXXX XXXX XXXX XXXX	(located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors recommends you vote FOR the following:
1.	Election of Directors
Nominees
	01) Lizabeth A. Ardisana	09) Gina D. France
	02) Steven H. Baer	10) Paul G. Greig
	03) Karen S. Belden	11) Terry L. Haines
	04) R. Cary Blair	12) J. Michael Hochschwender
	05) John C. Blickle	13) Clifford J. Isroff
	06) Robert W. Briggs	14) Philip A. Lloyd II
	07) Richard Colella	15) Russ M. Strobel
08) Robert S. Cubbin

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

2.	The ratification of the appointment of Ernst & Young LLP as FirstMerit's independent registered public accounting firm for the fiscal year ending December 31, 2015.

3.	To approve, on an advisory basis, the compensation of FirstMerit's named executive officers.

4.	To approve a proposal to amend Article III, Section 2, of FirstMerit's Second Amended and Restated Code of Regulations, as Amended, to implement proxy access.
The Board of Directors recommends you vote AGAINST the following proposal:

5.	To consider a shareholder proposal if properly presented at the annual meeting.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.